SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 8, 2000


                       COVAD COMMUNICATIONS GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-25271             77-0461529
 (State or Other Jurisdiction      (Commission File       (I.R.S. Employer
       of Incorporation)                Number)          Identification No.)


           2330 Central Expressway, Santa Clara, California 95050
            (Address of Principal Executive Offices)  (Zip Code)






     Registrant's telephone number, including area code: (408) 844-7500

Item 5.  Other Events.

         On March 9, 2000, Covad Communications Group, Inc. ("Covad") announced that it had entered into an Agreement and Plan of Merger, dated as of March 8, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the merger of Laser Link.Net, Inc. ("LaserLink") with and into a subsidiary of Covad (the "Merger") pursuant to which LaserLink will become a wholly owned subsidiary of Covad. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the press release of Covad with respect to the Merger is included herein as Exhibit 99.1. The Merger Agreement and the press release are incorporated by reference into this Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits:

         2.1 Agreement and Plan of Merger, dated as of March 8, 2000, among Covad Communications Group, Inc., Lightsaber Acquisition Co. and Laser Link.Net, Inc.

        99.1 Press Release, dated March 8, 2000, announcing the acquisition by Covad Communications Group, Inc. of Laser Link.Net, Inc.
























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

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 8, 2000

                                         COVAD COMMUNICATIONS GROUP, INC.


                                         By: /s/ Dhruv Khanna
                                            ---------------------------------
                                            Name:  Dhruv Khanna
                                            Title:  Executive Vice President,
                                                    General Counsel and
                                                    Secretary
































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

                                 EXHIBIT INDEX


Exhibit
Number       Description
--------     -----------
2.1          Agreement and Plan  of Merger, dated as  of March 8,  2000 among
             Covad Communications  Group, Inc.,  Lightsaber Acquisition,  Co.
             and Laser Link.Net, Inc.

99.1 Press Release, dated March 8, 2000 announcing the acquisition by Covad Communications Group, Inc. of Laser Link.Net, Inc.




































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